                                                               INTERNATIONAL PAPER COMPANY
                                                         1999 AND 1998 SALES BY INDUSTRY SEGMENT
                                                                PRELIMINARY AND UNAUDITED
                                                                      (In Millions)

                                       Three Months Ended           Three Months Ended            Six Months Ended
                                             March 31,                   June 30,                     June 30,
                                      ----------------------      ----------------------       -----------------------
                                      1999 (a)      1998 (a)        1999        1998 (a)         1999         1998 (a)
                                      --------      --------      --------      --------       --------       --------
Printing & Communications Papers      $  1,475      $  1,585      $  1,405      $  1,480       $  2,880       $  3,065

Industrial & Consumer Packaging          1,675         1,730         1,760         1,790          3,435          3,520

Distribution                             1,700         1,410         1,675         1,380          3,375          2,790

Chemicals & Petroleum                      350           365           360           375            710            740

Forest Products                            785           715           815           715          1,600          1,430

Carter Holt Harvey                         365           415           400           365            765            780

Coporate and Intersegment Sales           (318)         (214)         (419)         (272)          (737)          (486)
                                      --------      --------      --------      --------       --------       --------

Net Sales                             $  6,032      $  6,006      $  5,996      $  5,833       $ 12,028       $ 11,839
                                      ========      ========      ========      ========       ========       ========

                                        Three Months Ended      Three Months Ended      Twelve Months Ended
                                      September 30, 1998 (a)   December 31, 1998 (a)   December 31, 1998 (a)
                                      ----------------------   ---------------------   ---------------------
Printing & Communications Papers             $  1,455                $  1,395                 $  5,915

Industrial & Consumer Packaging                 1,765                   1,725                    7,010

Distribution                                    1,685                   1,805                    6,280

Chemicals & Petroleum                             370                     355                    1,465

Forest Products                                   725                     775                    2,930

Carter Holt Harvey                                345                     380                    1,505

Coporate and Intersegment Sales                  (313)                   (327)                  (1,126)
                                             --------                --------                 --------

Net Sales                                    $  6,032                $  6,108                 $ 23,979
                                             ========                ========                 ========

(a)   Amounts have been restated to reflect the merger with Union Camp.

                                                               INTERNATIONAL PAPER COMPANY
                                                  1999 AND 1998 SEGMENT EARNINGS BEFORE SPECIAL ITEMS
                                                                PRELIMINARY AND UNAUDITED
                                                                      (In Millions)

                                       Three Months Ended           Three Months Ended            Six Months Ended
                                             March 31,                   June 30,                     June 30,
                                      ----------------------      ----------------------       -----------------------
                                      1999 (a)      1998 (a)        1999        1998 (a)         1999         1998 (a)
                                      --------      --------      --------      --------       --------       --------
Printing & Communications Papers      $      8      $     98      $     22      $     77       $     30       $    175

Industrial & Consumer Packaging             56            90           142           110            198            200

Distribution                                24            17            27            20             51             37

Chemicals & Petroleum                       19            30            28            31             47             61

Forest Products                            174           125           175           136            349            261

Carter Holt Harvey  (b)                      0             4                          11                            15
                                      --------      --------                    --------                      --------

Total From Businesses (c)             $    281      $    364                    $    385                      $    749
                                      ========      ========                    ========                      ========

                                        Three Months Ended      Three Months Ended    Twelve Months Ended
                                      September 30, 1998 (a)  December 31, 1998 (a)  December 31, 1998 (a)
                                      ----------------------  ---------------------  ---------------------
Printing & Communications Papers             $     34                $    (31)              $    178

Industrial & Consumer Packaging                    95                      39                    334

Distribution                                       23                      26                     86

Chemicals & Petroleum                              34                      42                    137

Forest Products                                   154                     207                    622

Carter Holt Harvey                                 (1)                      6                     20
                                             --------                --------               --------

Total From Businesses (c)                    $    339                $    289               $  1,377
                                             ========                ========               ========

(a) Amounts have been restated to reflect the merger with Union Camp.

(b) Carter Holt Harvey is a publicly traded New Zealand corporation; current quarter earnings cannot be disclosed until a public release has been made by Carter Holt Harvey.

(c) Total from businesses represents operating profit before net interest expense, minority interest adjustment, and net corporate items, and special items as discussed in the press release dated July 13, 1999, announcing earnings for second quarter of 1999, and the Company's Annual Report on Form 10-K for the year ended December 31, 1998.